Roundhill Video Games ETF (NERD) Listed on Cboe BZX Exchange, Inc. Summary Prospectus April 30, 2026 www.roundhillinvestments.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated April 30, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.roundhillinvestments.com/etf/NERD. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Roundhill Video Games ETF (“Video Games ETF” or the “Fund”) seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$51	3 Years:	$160	5 Years:	$280	10 Years:	$628
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in the equity securities of Video Game Companies.
The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in Video Game Companies. For purposes of the foregoing policy, Video Game Companies are companies that are economically tied to the Video Games industry, and generally include publishers, developers and distributors of interactive gaming software for console, PC, mobile and cloud platforms, as well as providers of related online gaming services and esports. In determining whether a company is economically tied to the Video Games industry, the Fund primarily relies on Bloomberg Industry Classification System (“BICS”) classifications, which utilizes a company’s primary source of revenue as an input when determining a company’s classification. Many Video Game Companies currently are categorized in the Entertainment Industry, a separate industry within the Communication

Services Sector. As such, the Fund expects to concentrate in the Entertainment Industry and have significant exposure to the Communication Services Sector, though this exposure may vary over time. Under BICS, the Entertainment Industry includes companies that create, produce or distribute content and/or experiences providing amusement or engagement to consumers designed to elicit an emotional response, and the Communication Services Sector, of which the Entertainment Industry is a segment, more broadly includes technology, telecommunications media and other related companies that facilitate communication, information sharing and the entertainment.
In seeking to achieve the Fund’s investment objective, the Fund’s adviser, Roundhill Financial, Inc. (the “Adviser”), will construct the portfolio pursuant to its proprietary security selection methodology. Portfolio weights are primarily determined based on each security’s market capitalization, with the Adviser employing an actively managed market capitalization adjustment process designed to limit the overweighting of any single security. Generally, companies in the Fund’s portfolio have a market capitalization of at least $500 million. From this eligible universe, the Adviser applies a proprietary, rules-based security selection methodology that evaluates companies based on factors such as liquidity, relevance to the video game industry, and overall investability characteristics. The Fund is expected to have approximately 25 to 75 issuers comprise its portfolio.
The Adviser generally expects to rebalance the weighting of the companies comprising the Fund’s portfolio on at least a quarterly basis. As a result, certain of the companies held by the Fund may have market capitalizations of less than $500 million in between rebalances, but must be at least $250 million at the time of rebalance.
The Fund may invest in non-U.S. securities, including the securities of companies organized in emerging and developing market countries. The Fund generally considers “emerging and developing market” countries to be those countries that have one or more of the following characteristics relative to more developed countries: (i) economies in the process of rapid growth or industrialization, (ii) lower income levels, (iii) underdeveloped but maturing infrastructures, and (iv) functioning but still developing financial systems or markets. Additionally, the Fund may purchase American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). As of March 31, 2026, the Fund had significant exposure to companies in Japan, South Korea, Hong Kong, and China.
The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”).
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
• Associated Risks of Video Game Companies. Video game companies face intense competition, both domestically and internationally, may have limited product lines, markets, financial resources, or personnel, may have products that face rapid obsolescence, and are heavily dependent on the protection of patent and intellectual property rights. Such factors may adversely affect the profitability and value of video game companies. These companies also may be subject to increasing regulatory constraints, particularly with respect to cybersecurity and privacy. In addition to the costs of complying with such constraints, the unintended disclosure of confidential information, whether because of an error or a cybersecurity event, could adversely affect the reputation, profitability and value of these companies.
• Cash Transaction Risk. The Fund expects to effect certain of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an authorized participant transaction fee.
• Concentration Risk. The Fund expects to concentrate (i.e., invest more than 25% of its net assets) in the Entertainment Industry. As a result, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting the industry than a fund that invests its assets in a more diversified manner.
◦ Entertainment Industry Risk. The Entertainment Industry is highly competitive and relies on consumer spending and the availability of disposable income for success. The prices of the securities of companies in the Entertainment Industry may fluctuate widely due to competitive pressures, heavy expenses incurred for research and development of products, problems related to bringing products to market, consumer preferences and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Entertainment Industry. The Entertainment Industry is a separate industry within the Communication Services Sector.

• Currency Exchange Rate Risk. The Fund may invest in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
• Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser (defined below), the Sub-Adviser and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
• Depositary Receipt Risk. Depositary receipts, including ADRs, EDRs and GDRs, involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). GDRs and EDRs are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs and EDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. Because the Underlying Shares trade on foreign exchanges that may be closed when the Fund’s primary listing exchange is open, the Fund may experience premiums and discounts greater than those of funds without exposure to such Underlying Shares.
• Emerging and Developing Markets Risk. The Fund may invest in companies organized in emerging and developing market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.
• Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
• ETF Risks. The Fund is an exchange-traded fund (“ETF”) and, as a result of its structure, it is exposed to the following risks:
◦ Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk.  The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦ Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦ Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of ETFs that invest in and hold only securities and other investments that are listed and trade in the U.S.

◦ Trading Risk.   Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
• Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
• Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
◦ Risks Relating to Investing in Asia. Although many Asian economies have experienced growth and development in recent years, there is no assurance that this growth will continue. Other Asian economies, however, have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia. Many Asian countries are subject to political risk, including corruption and conflict with neighboring Asian and non-Asian countries. For instance, the historical tensions between North Korea and South Korea, each of which has substantial military capabilities, present the risk of war and any outbreak of hostility between the two countries could adversely affect Asia as a whole. In addition, in recent years, certain Asian nations have developed strained relations with the United States and, if these relations worsen, they could affect international trade. In addition, many Asian countries are prone to natural disasters such as earthquakes and tsunamis, and the Fund’s investments in Asian issuers may be more likely to be affected by such events than its investments in other geographic regions. Any changes or trends in these economic, political and social factors could have a significant impact on Asian economies overall and may negatively affect the Fund’s investments. Moreover, the Fund may be more volatile than a geographically diversified equity fund.
◦ Risks Related to Investing in China . The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. Additionally, from time to time, China has experienced outbreaks of infectious illnesses, including the COVID-19 pandemic, and the country may be subject to other public health threats, diseases or similar issues in the future. The Fund may invest in shares of Chinese companies traded on stock markets in Mainland China or Hong Kong. These stock markets have experienced high levels of volatility, which may continue in the future. The Hong Kong stock market may behave differently from the Mainland China stock market and there may be little to no correlation between the performance of the Hong Kong stock market and the Mainland China stock market.
◦ Risks Related to Investing in Hong Kong . Investments in Hong Kong issuers will subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Hong Kong. China is Hong Kong’s largest trading partner, both in terms of exports and imports. Any changes in the Chinese economy, trade regulations or currency exchange rates, or a tightening of China’s control over Hong Kong, may have an adverse impact on Hong Kong’s economy. Additionally, Hong Kong is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Hong Kong economy.

◦ Risks Related to Investing in Japan . The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economic growth rate has remained relatively low for an extended period of time and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis. Additionally, decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosure rates may have an adverse impact on the economy of Japan. Japan also has few natural resources, and any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.
◦ Risks of Investing in South Korea . Investments in South Korean issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea’s neighbors may have an adverse effect on the South Korean economy.
• Illiquidity Risk. Illiquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid investments at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value.
• Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Sub-Adviser’s evaluations and assumptions regarding issuers, securities, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
• Market Capitalization Risk.
◦ Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦ Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.
◦ Small-Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.
• Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
• Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a lesser number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.
• Sector Risk.  To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector.
◦ Communication Services Sector Risk. The Fund’s assets will have significant exposure to the Communication Services Sector, which means the Fund will be more affected by the performance of the Communication Services Sector than a fund that is more diversified. Market or economic factors impacting companies in the Communication Services Sector that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of communication services companies and companies that rely heavily on technology is particularly vulnerable to research and development costs, substantial capital requirements, product and services obsolescence, government regulation, and domestic and international competition, including competition from foreign competitors with lower production costs. Stocks of communication services companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, companies in the Communication Services Sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. While all companies may be susceptible to network security breaches, certain companies in the Communication Services Sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
• Securities Lending Risk . To the extent the Fund engages in securities lending, there are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. As a result, the Fund may lose money.
Performance
The performance information presented below provides some indication of the risks of investing in the Fund by showing the extent to which the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for the most recent calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year, and since inception periods compare with those of the Solactive GBS Global Markets All Cap USD Index TR, a broad-based securities market index intended to represent the overall global equity market. The table also shows how the Fund’s performance compares to the Roundhill Video Games Blended Index, which represents the underlying indexes tracked by the Fund from inception until September 30, 2025. The Fund’s investment objective and principal investment strategies changed on September 30, 2025, when the Fund converted from a passively-managed index fund into an actively managed fund. Prior to that date and beginning September 26, 2022, the Fund sought to track the performance, before fees and expenses, of the Nasdaq CTA Global Video Games Software Index™. Prior to September 26, 2022, the Fund sought to track the total return performance, before fees and expenses, of the Roundhill BITKRAFT Esports Index. Therefore, the performance and average annual total returns shown for periods prior to September 30, 2025 may have differed had the Fund’s current investment objective and principal investment strategies been in effect during those periods. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.roundhillinvestments.com/etf/NERD.
Calendar Year Total Returns
The calendar year-to-date total return of the Fund as of March 31, 2026 was -15.05%. During the period of time shown in the bar chart, the highest quarterly return was 48.75% for the quarter ended June 30, 2020, and the lowest quarterly return was -23.79% for the quarter ended June 30, 2022.
Average Annual Total Returns
(for periods ended December 31, 2025)

Roundhill Video Games ETF	1 Year	5 Years	Since Inception (6/3/2019)
Return Before Taxes	22.47%	-3.43%	8.63%
Return After Taxes on Distributions	22.39%	-3.53%	8.49%
Return After Taxes on Distributions and Sale of Shares	13.53%	-2.52%	6.95%
Solactive GBS Global Markets All Cap USD Index TR (reflects no deduction for fees, expenses, or taxes)	22.52%	11.01%	13.41%
Roundhill Video Games Blended Index* (reflects no deduction for fees, expenses, or taxes)	22.37%	-3.01%	9.24%
* The Roundhill Video Games Blended Index represents the linked performance of two different performance benchmarks – for periods prior to September 26, 2022, the Roundhill BITKRAFT Esports Index and for periods thereafter, the Nasdaq CTA Global Video Games Software Index TM , the Fund’s index until September 30, 2025.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Portfolio Management

Adviser	Roundhill Financial Inc. (the “Adviser”)
Sub-Adviser	Exchange Traded Concepts, LLC
Portfolio Managers
William Hershey, Timothy Maloney and David Mazza, each a portfolio manager for the Adviser, have been portfolio managers of the Fund since March 2025. Andrew Serowik, Todd Alberico, Gabriel Tan, and Brian Cooper are each portfolio managers for the Sub-Adviser. Mr. Serowik has been a portfolio manager of the Fund since its inception in June 2019, Mr. Alberico and Mr. Tan have been portfolio managers of the Fund since July 2021, and Mr. Cooper has been a portfolio manager for the Fund since November 2021.

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.roundhillinvestments.com/etf/NERD.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.